EXHIBIT 10.16
                                                                   -------------

TEXT MARKED BY [* * *] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                      AMENDMENT SEVEN TO LICENSE AGREEMENT

     THIS AMENDMENT ("Amendment") is made and entered into effective as of August 23, 2007, by and between bebe studio, inc., a California corporation ("bebe") and Signature Eyewear, Inc. a California corporation ("LICENSEE"),

                                    RECITALS

     A. bebe and LICENSEE made and entered into that certain License Agreement, effective as of September 23, 1999, as thereafter amended in Amendment 1-6 (the "License Agreement") relating to specific rights and license to use certain bebe trademarks in connection with design, manufacture, advertisement, promotion, distribution and sale of Licensed Products, as defined in the Agreement and Amendments.

     B. The parties hereto are presently desirous of amending the License Agreement as follows.

     NOW, THEREFORE, in consideration of the recitals, premises and mutual covenants contained in this Amendment, the parties agree as follows:

     1. Notwithstanding anything to the contrary contained in this Agreement or any Amendments, this Agreement shall be extended and shall expire on June 30, 2010.

     2. Section 1.1. of the License Agreement shall be amended to incorporate the following additional sentence to the end of Section 1.1. to clarify the intent of the parties:

     LICENSEE acknowledges that bebe may license the rights to manufacture and distribute nonprescription sunglasses to any other party.

     3. Eyewear as defined in Exhibit A of the Agreement and as revised in Amendment Two shall be amended to clarify the parties' intent that nonprescription sunglasses are not considered as Eyewear. The definition of Eyewear shall now read:

     "Eyewear" means eyeglass frames, cases, chains and cords, optical glasses and optical sunglasses (i.e. that are manufactured for use with prescription lenses).

     4. The term "Sunglasses" shall be added to Exhibit A and shall be defined as follows:

     "Sunglasses" means only optical sunglasses (i.e. that are manufactured only for use with prescription lenses).

     5. Minimum Shipments in Exhibit "G" shall be amended to the following:

     Minimum Net Sales for the period between February 1, 2008 and June 30, 2008 shall be [***] USD.

     Minimum Net Sales for the period between July 1, 2008 and June 30, 2009 shall be [***] USD.

     Minimum Net Sales for the period between July 1,2009 and June 30, 2010 shall be [***] USD.

     6. The term "Contract Year" as defined in Exhibit A shall be amended to mean the defined periods, or extended terms not necessarily twelve months in length, in which LICENSEE shall be obligated to pay to bebe Royalty Payments, Minimum Payments, Minimum Quarterly Payments and other payments, as defined herein.

     7. Section 5.1. of the License Agreement shall be deleted and replaced with the following:

     Royalties and Other Fees. LICENSEE shall pay to bebe, during February 1, 2008 and June 30, 2008, a royalty ("Royalty") equal to the greater of (i) the Minimum Payment or (ii) [***] on Net Sales. LICENSEE shall pay to bebe, during July 1, 2008 and June 30, 2009, a Royalty equal to the greater of (i) the Minimum Payment or (ii) [***] on Net Sales. LICENSEE shall pay to bebe, during July 1, 2009 to June 30, 2010, a Royalty equal to the greater of (i) the Minimum Payment or (ii) [***] on Net Sales. For purposes of this Section 5.1, Net Sales shall not include those Licensed Products sold to bebe.

     8. Section 5.2.1 of the License Agreement shall be deleted and replaced with the following:

     The Minimum Payment for the period between February 1, 2008 and June 30, 2008 shall be equal to [***] of the Minimum Shipments for such Contract Year.

     The Minimum Payment for the period between July 1, 2008 and June 30, 2009 shall be equal to [***] of the Minimum Shipments for such Contract Year.

     The Minimum Payment for the period between July 1, 2009 and June 30, 2010 shall be equal to [***] of the Minimum Shipments for such Contract Year.

     9. Except as expressly amended herein, all of the terms, definitions, covenants and conditions of the License Agreement shall remain in full force and effect and are hereby ratified and confirmed. The License Agreement as amended represents the entire understanding and agreement between the parties and supersedes all prior negotiations, representations, amendments or agreements, either written or oral. Each of the parties hereto severally agree that they have read this Amendment, that they understand the contents thereof, and that each is signing this Amendment as his own free act and deed with full advice of counsel.

     10. In the event of any conflict or inconsistency between this Agreement and the License Agreement, the provisions in this Agreement shall govern and control.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement or caused the same to be executed by its duly authorized officer on the day and year first set forth above.

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

"bebe"                                        "LICENSEE"
bebe studio, inc.                             Signature Eyewear, Inc.
a California corporation                      a California corporation



By: /s/ Walter Parks                          By: /s/ Michael Prince
    ----------------------------                  ------------------------------
    Walter Parks                                  Michael Prince
    Chief Financial Officer                       Chief Executive Officer
























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